SUPPLEMENT DATED MAY 23, 2008

TO THE PROSPECTUS

OF CITI INSTITUTIONAL CASH RESERVES

DATED DECEMBER 7, 2007

The following replaces any contrary information in the Prospectus of the fund listed above.

United Kingdom Investors

(Institutional Cash Reserves Only)

Effective June 9, 2008, the Facilities Agent for Institutional Cash Reserves is Western Asset Management Company Limited. The principal place of business of the Facilities Agent in the U.K. is 10 Exchange Square, Primrose Street, London EC2A 2EN.

Institutional Cash Reserves has received an order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. U.K. investors may obtain copies of Institutional Cash Reserves’ current prospectus, Declaration of Trust (including amendments thereto), and Annual and Semi-Annual Reports to Shareholders from the Facilities Agent. U.K. investors may also obtain information about the price of shares in the Fund and how a shareholder may arrange for the redemption of shares in the Fund and for payment for these shares. U.K. investors may submit complaints to the U.K. Facilities Agent which will be forwarded to the Manager of the Fund. Investors in Institutional Cash Reserves are not covered by the Financial Services Compensation Scheme.

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